Exhibit 99.1

Information

LOCKHEED MARTIN TO WEBCAST NOVEMBER INVESTOR CONFERENCE

BETHESDA, MD, Nov. 3, 2005 – Lockheed Martin Corporation [NYSE: LMT] will hold an investor conference in Bethesda, Md. on November 8, 2005, beginning at 8:00 a.m. EST. During the conference, which will be webcast, the Corporation will reaffirm 2005 and 2006 financial projections previously provided in its earnings press release dated October 25, 2005. Copies of those documents are currently available on our website.

Access the webcast and replay at: http://www.lockheedmartin.com/investor. An audio replay will be available through Nov. 22, 2005.

Headquartered in Bethesda, Md., Lockheed Martin employs about 135,000 people worldwide and is principally engaged in the research, design, development, manufacture and integration of advanced technology systems, products and services. The corporation reported 2004 sales of $35.5 billion.

FORWARD-LOOKING STATEMENTS

Statements in this release that are “forward-looking statements” are based on Lockheed Martin’s current expectations and assumptions. Forward-looking statements in this release include reaffirmation of estimates of future sales, earnings and cash flow. These statements are not guarantees of future performance and are subject to risks and uncertainties. Actual results could differ materially because of factors such as: the availability of government funding for our products and services both domestically and internationally; changes in government and customer priorities and requirements (including changes to respond to Department of Defense reviews, Congressional actions, budgetary constraints, cost-cutting initiatives, terrorist threats and homeland security); the impact of continued military operations in Iraq and Afghanistan and spending for disaster relief on funding for existing defense programs; the award or termination of contracts; return on pension plan assets, interest and discount rates and other changes that may impact pension plan assumptions; difficulties in developing and producing operationally advanced technology systems; the timing and customer acceptance of product deliveries; performance issues with key suppliers, subcontractors and customers; charges from any future impairment reviews that may result in the recognition of losses, and a reduction in the book value of goodwill or other long-term assets; the future impact of legislation or changes in accounting or tax rules, interpretations or pronouncements; the future impact of acquisitions or divestitures, joint ventures or teaming arrangements; the outcome of legal proceedings and other contingencies (including lawsuits, government investigations or audits, and environmental remediation efforts); the competitive environment for the Corporation’s products and services; and economic, business and political conditions domestically and internationally.

These are only some of the factors that may affect the forward-looking statements contained in this press release. For further information regarding risks and uncertainties associated with

Lockheed Martin’s business, please refer to the Corporation’s SEC filings, including the “Management’s Discussion and Analysis of Results of Operations and Financial Condition,” “Risk Factors and Forward-Looking Statements” and “Legal Proceedings” sections of the Corporation’s 2004 annual report on Form 10-K and the Corporation’s 2005 first and second quarter Form 10-Q’s, copies of which may be obtained at the Corporation’s website: http://www.lockheedmartin.com.

It is the Corporation’s policy to only update or reconfirm its earnings, sales and cash outlook by issuing a press release. The Corporation generally plans to provide a forward-looking outlook as part of its quarterly earnings release but reserves the right to provide outlook at different intervals or to revise its practice in future periods. All information in this release is as of November 3, 2005. Lockheed Martin undertakes no duty to update any forward-looking statement to reflect subsequent events, actual results or changes in the Corporation’s expectations. We also disclaim any duty to comment upon or correct information that may be contained in reports published by investment analysts or others.

Media contact:

Tom Greer, Manager, Media Relations, (301) 897-6195; e-mail, thomas.greer@lmco.com

Investor Relations contact:

Jim Ryan, Vice President, Investor Relations, (301) 897-6584; e-mail, james.r.ryan@lmco.com

Mike Gabaly, Director, Investor Relations, (301) 897-6455; e-mail, mike.gabaly@lmco.com

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For additional information, visit our website:

http://www.lockheedmartin.com

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